 SUPPLEMENT DATED MAY 4, 2018

 FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2018

1.	In “The Funds Summary Section” for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second sentence in the first paragraph is deleted and replaced with the following:
While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.
2.	In “The Funds Summary Section” for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second paragraph is deleted and replaced with the following:
In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
3.
In the “Funds in Greater Detail” section for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second sentence in the first paragraph is deleted and replaced with the following:

While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.
4.	In the “Funds in Greater Detail” section for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second paragraph is deleted and replaced with the following:
In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
5.
In “The Funds Summary Section” for the Equity Income Fund, the last row in the table headed “Average Annual Total Returns For Periods Ended December 31, 2017” is deleted and replaced with the following:

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)**	13.67%	14.04%	7.10%	12.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	14.24%

** The Fund changed its primary broad based securities index to the Russell 1000 Value Index from the S&P 500 Index as of May 1, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

6.
In “The Funds Summary Section” for the Limited Duration Bond Fund, under the heading “Principal Investment Strategies”, the first sentence in the second to last paragraph is deleted and replaced with the following:

The Fund seeks to maintain an average weighted duration of between one and six years.
7.	In “The Funds Summary Section” for the Limited Duration Bond Fund, under the heading “Portfolio Manager” the first sentence is deleted and replaced with the following:
The Fund assets managed by FIMCO are managed by Rodwell Chadehumbe, who has served as Portfolio Manager of the Fund since its inception in 2014.
8.
In the “Funds in Greater Detail” section for the Limited Duration Bond Fund, under the heading “Principal Investment Strategies”, the first sentence in the sixth paragraph is deleted and replaced with the following:

The Fund seeks to maintain an average weighted duration of between one and six years.
9.
In “The Funds Summary Section” for the Strategic Income Fund, under the heading “Principal Investment Strategies”, the sixth sentence in the second paragraph is deleted and replaced with the following:

The equity-related Underlying Funds are currently composed of the First Investors Equity Income Fund, which primarily invests in dividend-paying stocks of any size company, the First Investors Real Estate Fund, which primarily invests in securities issued by real estate investment trusts (“REITs”), and the First Investors Covered Call Strategy Fund and the First Investors Premium Income Fund, each of which invests in a portfolio of equity securities and writes (sells) call options on those securities (“Underlying Equity Funds”).
10.	In “The Funds Summary Section” for the Strategic Income Fund, under the heading “Principal Investment Strategies”, the third sentence in the third paragraph is deleted and replaced with the following:
The Fund anticipates that it will invest a significant portion of its net assets in the First Investors Limited Duration Bond Fund, First Investors Investment Grade Fund, First Investors Fund For Income, First Investors Floating Rate Fund, First Investors Government Fund and First Investors International Opportunities Bond Fund and, to a lesser degree, in the First Investors Government Cash Management Fund, First Investors Tax Exempt Income Fund, First Investors Tax Exempt Opportunities Fund, First Investors Equity Income Fund, First Investors Real Estate Fund, First Investors Covered Call Strategy Fund and First Investors Premium Income Fund.
11.
In “The Funds Summary Section” for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the paragraph under the heading “Call Options Risk” is deleted and replaced with the following:

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, an Underlying Fund will lose money if the exercise price of an option is below the market price of the asset on which the option was written and the premium received by the Underlying Fund for writing the option is insufficient to make up for that loss.  The Underlying Fund will also give up the opportunity to benefit from potential increases in the value of an Underlying Fund asset above the option’s exercise price.  Nevertheless, the Underlying Fund will continue to bear the risk of declines in the value of the covered assets.  Writing call options may expose an Underlying Fund to significant additional costs.
12.
In “The Funds Summary Section” for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the following is added as the last sentence in the first paragraph under the heading “Security Selection Risk:

Declines in certain stocks could detract from the returns of an Underlying Fund that sells covered call options even when the broad market is flat or increasing and the Underlying Fund’s call option writing strategy may make it difficult for the Underlying Fund to dispose of underperforming securities.
13.
In “The Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Investment Strategies”, the sixth sentence in the second paragraph is deleted and replaced with the following:

The equity-related Underlying Funds are currently composed of the First Investors Equity Income Fund, which primarily invests in dividend-paying stocks of any size company, the First Investors Real Estate Fund, which primarily invests in securities issued by real estate investment trusts (“REITs”), and the First Investors Covered Call Strategy Fund and the First Investors Premium Income Fund, each of which invests in a portfolio of equity securities and writes (sells) call options on those securities (“Underlying Equity Funds”).
14.
In “The Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Investment Strategies”, the first and second sentences in the fourth paragraph are deleted and replaced with the following:

The Fund anticipates that it will invest a significant portion of its net assets in the First Investors Limited Duration Bond Fund (within a range of 0%-40%), First Investors Investment Grade Fund (within a range of 0%-40%), First Investors Fund For Income (within a range of 0%-65%), First Investors Floating Rate Fund (within a range of 0%-40%), First Investors Government Fund (within a range of 0%-35%) and First Investors International Opportunities Bond Fund (within a range of 0%-40%) and, to a lesser degree, in the First Investors Tax Exempt Income Fund (within a range of 0%-15%), First Investors Tax Exempt Opportunities Fund (within a range of 0%-15%), First Investors Government Cash Management Fund (within a range of 0%-20%), First Investors Equity Income Fund (within a range of 0%-15%), First Investors Real Estate Fund (within a range of 0%-15%), First Investors Covered Call Strategy Fund (within a range of 0%-15%) and the First Investors Premium Income Fund (within a range of 0%-15%). Under normal circumstances, the Fund will not invest more than 65% of its net assets in the First Investors Fund For Income and First Investors Floating Rate Fund in the aggregate.
15.	In “The Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Descriptions of the Underlying Funds”, the first sentence is deleted and replaced with the following:
For a description of the investment objectives and principal investment strategies of the Underlying Income Funds, except for the Tax Exempt Income Fund, the Tax Exempt Opportunities Fund, and all the Underlying Equity Funds, except for the Premium Income Fund, please refer to the discussion of each Underlying Fund in the “Funds in Greater Detail” section of this prospectus.
16.
In “The Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Descriptions of the Underlying Funds”, the description of the First Investors Premium Income Fund is added before the description of “Tax Exempt Income Fund”, as follows:

First Investors Premium Income Fund:
Investment Objective:  The Fund seeks to generate income.
Principal Investment Strategies: The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund will write (sell) call options on a majority of its total assets.   Typically, all of the call options written (sold) by the Fund are expected to be “in the money” at the time they are written (sold).  The Fund’s call option writing strategy is designed to generate income and lower the overall risk profile of the Fund’s portfolio.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the underlying security during the option period.  An “in the money” call option means that its exercise price is below the current market price of the underlying security.  The Fund receives premiums for writing covered call options as consideration for undertaking the obligations under the option contracts.
The Fund will normally write (sell) covered call options listed on U.S. exchanges on the equity securities held by the Fund.  The Fund’s equity investments will consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on U.S. securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500.  The Fund’s covered call writing strategy is intended to generate income rather than keep pace with the equity markets.  As a result, the Fund may underperform equity markets.  Covered call options may be sold up to the number of shares of the equity securities held by the Fund.
In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; d) an industry-wide decrease in demand for an issuer’s products or services; or e) unattractive call premiums.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.
17.
In the “Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Descriptions of the Underlying Funds”, the descriptions of the Tax Exempt Income Fund and Tax Exempt Opportunities Fund are deleted and replaced with the following:

Tax Exempt Income Fund:
Investment Objective:  The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Principal Investment Strategies: Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item.  However, the Fund typically attempts to invest all of its assets in such securities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories.
The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Adviser to be, investment grade at the time of purchase.  The Fund may invest in securities insured against default by independent insurance companies and revenue bonds.  The Fund also may invest in interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.
To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund. High yield bonds include those that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings and unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Adviser and Green Square consider various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Adviser generally considers any capital gains or losses that may be incurred upon the sale of an investment.  In addition, the Adviser considers the duration of the Fund’s portfolio when deciding whether to sell a security.
Typically, the securities purchased by the Fund will have maturities of eight years or more, but the Fund may invest in securities with any maturity.
Tax Exempt Opportunities Fund:
Investment Objective:  The Fund seeks a high level of interest income that is exempt from federal income tax and is not a Tax Preference Item and, secondarily, total return.
Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item.  However, the Fund typically attempts to invest all of its assets in such securities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories.
The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Adviser to be, investment grade at the time of purchase.  The Fund may invest in securities insured against default by independent insurance companies and revenue bonds.  The Fund also may invest in interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.
The Fund seeks total return through actively trading to take advantage of relative value opportunities in the municipal bond market.  As a result, the Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return and yield for the Fund.
To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund.  High yield bonds include those that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings and unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on bonds that it believes can generate attractive and consistent income.
In selecting investments for the Fund, the Adviser and Green Square consider various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Adviser generally considers any capital gains or losses that may be incurred upon the sale of an investment.  In addition, the Adviser considers the duration of the Fund’s portfolio when deciding whether to sell a security.
Typically, the securities purchased by the Fund will have maturities of fifteen years or more, but the Fund may invest in securities with any maturity.
18.
In the “Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the first paragraph under the heading “Call Options Risk” is deleted and replaced with the following:

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, an Underlying Fund will lose money if the exercise price of the option is below the market price of the asset on which the option was written and will give up the opportunity to benefit from potential increases in the value of an Underlying Fund asset above the exercise price, but will continue to bear the risk of declines in the value of the asset.  The income received from writing call options may not be sufficient to offset one or more of the foregoing possibilities. In addition, an Underlying Fund’s ability to sell its equity securities typically will be limited during the term of an option, unless the Underlying Fund unwinds or offsets the option, which may be difficult to do.  The prices of options can be highly volatile and exchanges may suspend options trading, during which time an Underlying Fund may be unable to write options.  An Underlying Fund’s ability to write covered call options will be limited by the number of shares of equity securities it holds.
19.
In the “Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the last paragraph under the heading “Exchange-Traded Funds Risk” is deleted and replaced with the following:

Investments in the Covered Call Strategy Fund, Investment Grade Fund, Limited Duration Bond Fund and Premium Income Fund are subject to Exchange-Traded Funds Risk.
20.
In the “Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the last paragraph under each of the headings
 “American Depositary Receipts Risk”,  “Call Options Risk”, “Dividend Risk”, “High Portfolio Turnover Risk”, “Market Risk”, “Mid-Size and Small-Size Company Risk”, “Security Selection Risk” and “Tax Risk” is amended to state that the risk is also a risk of the Premium Income Fund.

21.
In the “Funds in Greater Detail” section for the Strategic Income Fund, under the heading “Principal Risks of the Underlying Funds”, the following is added as the last sentence in the first paragraph under the heading “Security Selection Risk”:

Declines in certain stocks could detract from the returns of an Underlying Fund that sells covered call options even when the broad market is flat or increasing and the Underlying Fund’s call option writing strategy may make it difficult for it to dispose of underperforming securities.
22.	In “The Funds Summary Section” for the Total Return Fund, under the heading “Principal Investment Strategies”, the second sentence in the first paragraph is deleted and replaced with the following:
While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.
23.	In “The Funds Summary Section” for the Total Return Fund, under the heading “Principal Investment Strategies”, the second paragraph is deleted and replaced with the following:
In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
24.
In the “Funds in Greater Detail” section for the Total Return Fund, under the heading “Principal Investment Strategies”, the second sentence in the first paragraph is deleted and replaced with the following:

While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.

25.
In the “Funds in Greater Detail” section for the Total Return Fund, under the heading “Principal Investment Strategies”, the first sentence of the second paragraph is deleted and replaced with the following:

In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
26.	In the “Fund Management In Greater Detail” section, the reference to Rajeev Sharma as the portfolio manager of the Limited Duration Bond Fund is deleted.
27.	In the “Shareholder Information” section, the last three paragraphs under the heading “How do I open an account” are deleted and replaced with the following:
Investors investing in the Funds through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.
Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and in certain circumstances, the beneficial owner(s) of legal entity customers and a person with significant responsibility to control, manage or direct a legal entity customer.  Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or other taxpayer identification number, citizenship status and other information that will allow you to be identified.  You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, this information may be obtained and verified with respect to the beneficial owner(s) of legal entity customers, a person with significant responsibility to control, manage, or direct a legal entity customer, and any person authorized to effect transactions in an account.  The Funds and your financial intermediary may reject your new account application if the required identifying information is not provided.
In addition to the identifying requirements described above, if the Funds are unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to their satisfaction within 60 days of opening your account, the Funds will restrict most types of investments in your account.  The Funds reserve the right to liquidate your account at the current net asset value if the Funds have not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account within 90 days of opening the account or if the Funds have questions concerning the purpose of the account that have not been adequately explained.  The Funds may, in their sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Funds believe for any reason that a more timely resolution is necessary or appropriate.  The Funds are not responsible for any loss that may occur and the Funds will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of their decision to liquidate an account.
Moreover, the identity verification policies and procedures described above will also apply to certain changes to the aforementioned persons associated with some existing accounts that include but may not be limited to, those for legal entity customers.
28.	In the “Shareholder Information” section, the last bullet point under the heading “Are sales charge discounts and waivers available?” is deleted and replaced with the following:

■    Accounts that are liquidated due to our inability to verify the identity of any person associated with an account in accordance with our policies and procedures or if the Funds have questions concerning the purpose of the account that have not been adequately explained.

* * * * *
Please retain this Supplement for future reference.

IEP5182

SUPPLEMENT DATED MAY 4, 2018

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2018

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2018

1.
In Part I of the First Investors Equity Funds Statement of Additional Information (“SAI”) and the First Investors Income Funds SAI, in the “Management of the Funds” section, the information regarding Clark D. Wagner in the table headed “Officers Who are Not Trustees” is deleted and replaced with the following:

E. Blake Moore Jr. 1958	President since February 2018
President, Foresters Investment Management Company, Inc. (“FIMCO”) since 2018; President, North American Asset Management at Foresters Financial since 2018; Managing Director at UBS Asset Management from 2015-2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011-2014.

2.
In Part I of the First Investors Income Funds SAI, in the “Portfolio Managers” section, the information regarding Edwin Miska and Rajeev Sharma in the first table under “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

Sean Reidy*: Balanced Income Fund	Other Registered Investment Companies	7	$4,102.8	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Rajeev Sharma*: Balanced Income Investment Grade	Other Registered Investment Companies	4	$1,033.7	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

            *Information is provided as of April 30, 2018.
3.
In Part I of the First Investors Income Funds SAI, in the “Portfolio Managers” section, the second to last paragraph and the table in regards to FIMCO’s Portfolio Managers, under the heading “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

The following table shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s potential bonus for the fiscal year ended September 30, 2017.  As of January 2018, each Fund’s Morningstar Category will be used as the peer group for purposes of determining a portfolio manager’s potential bonus.

Fund	Lipper Peer Group	Morningstar Category
Balanced Income Fund	Lipper Mixed Asset Target Allocation-Conservative Funds	Allocation – 30% to 50% Equities
Government Fund	Lipper General U.S. Government Funds	Intermediate Government

Investment Grade Fund	Lipper Corporate Debt BBB Rated Funds	Corporate Bond
Limited Duration Bond Fund	Lipper Short-Intermediate Investment Grade Debt Funds	Short-Term Bond
Strategic Income Fund	Lipper Multi Sector Income Funds	Multisector Bond
4.
In Part I of  the First Investors Income Funds SAI, in the “Portfolio Managers” section, the information regarding Edwin Miska  in the first table under “D. Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

Sean Reidy**	Balanced Income	None
 **Information is provided as of March 31, 2018.
5.
In Part I of the First Investors Income Funds SAI, in the “Portfolio Managers” section, the information regarding Rajeev Sharma in the first table under “D. Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2017” is revised to remove the reference to the Limited Duration Bond Fund.

6.	In Part I of the First Investors Income Funds SAI, in “Appendix B - Investment Strategies Used by the Underlying Funds for the First Investors Strategic Income Fund”, the following is added:

Premium Income Fund (“Underlying Fund”)	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓

Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

7.
In Part I of the First Investors Income Funds SAI, in “Appendix B - Investment Strategies Used by the Underlying Funds for the First Investors Strategic Income Fund”, in the checklists for the Tax Exempt Income Fund and Tax Exempt Opportunities Fund, the check (✓) marks next to “U.S. Government Securities”, “Equity Securities”, “Shares of Other Investment Companies” and “Shares of Exchange Traded Funds” are deleted and replaced with dash (─) marks.

8.
In Part I of the First Investors Equity Funds SAI, in the “Portfolio Managers” section, the information regarding Edwin D. Miska and Sean Reidy in the first table under “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

Sean Reidy*: Total Return Growth &Income Equity Income	Other Registered Investment Companies	5	$745.8	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
	Other Accounts	0	$0	0	$0
 *Information is provided as of April 30, 2018.

9.
In Part I of the First Investors Equity Funds SAI, in the “Portfolio Managers” section, the second to last paragraph and the table in regards to FIMCO’s Portfolio Managers, under the heading “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

The following table shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s potential bonus for the fiscal year ended September 30, 2017.  As of January 2018, each Fund’s Morningstar Category will be used as the peer group for purposes of determining a portfolio manager’s potential bonus.

Fund	Lipper Peer Group	Morningstar Category
Equity Income Fund	Lipper Equity Income Funds	Large Value
Growth & Income Fund	Lipper Multi-Cap Core Funds	Large Value
Opportunity Fund	Lipper Mid-Cap Core Funds	Mid-Cap Blend
Real Estate Fund	Lipper Real Estate Funds	Real Estate
Special Situations Fund	Lipper Small-Cap Core Funds	Small Value
Total Return Fund	Lipper Mixed Asset Target Allocation-Moderate Funds	Allocation – 50% to 70% Equities

10.
In Part I of the First Investors Equity Funds SAI, in the “Portfolio Managers” section, the information regarding Edwin Miska  and Sean Reidy in the first table under “D. Portfolio Manager Fund Ownership for Fiscal Year Ended September 30, 2017” is deleted and replaced with the following:

Sean Reidy**	Total Return	None
	Growth & Income	None
	Equity Income	$100,000-$500,000
 **Information is provided as of March 31, 2018.

11.
In Part I of the First Investors Equity Funds SAI and the First Investors Income Funds SAI, any other reference to and any other information regarding Edwin Miska in the “Portfolio Managers” section is deleted.

12.
In Part II of the First Investors Equity Funds SAI and the First Investors Income Funds SAI, in the “Additional Information Concerning Purchases, Redemptions, Pricing And Shareholder Services”
 section, under “Additional Information on How To Open An Account”, the last three paragraphs under the heading “General Customer Identification Requirements” are deleted and replaced with the following:

As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card.  In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the beneficial owner or owners of the entity, a person with significant responsibility to control, manage, or direct the entity, and the person or persons who have authority over the account.
Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the beneficial owner or owners of the entity, a person with significant responsibility to control, manage, or direct the entity, and the authorized person(s) for the entity using documentary evidence and/or information obtained from a consumer reporting agency, public data base or other source.  If we are unable to verify your identity or the identity of any of the other aforementioned persons associated with your account to our satisfaction, within sixty (60) days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the then current net asset value within ninety (90) days of its opening if we have not been able to verify your identity or the identity of any of the other aforementioned persons associated with your account.  For accounts established in the name of a

Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee.  We will attempt to verify each trustee before investing assets in the name of a Trust.  In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned.  In the instance of a 403(b), 457(b) or estate account, verification must be completed to our satisfaction before your account will be established or investment honored.  Our transfer agent, Foresters Investor Services, Inc. (“FIS”) is responsible for verifying each new customer’s identity on our behalf.  If FIS has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination.  In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.
The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the Funds who held accounts as of October 1, 2003, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates.  If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.  Notwithstanding, the foregoing procedures will apply to certain changes to the aforementioned persons associated with some existing accounts that include, but may not be limited to, those for legal entity customers.
13.
In Part II of the First Investors Equity Funds SAI and the First Investors Income Funds SAI, in the “ Additional Information Concerning Purchases, Redemptions, Pricing, And Shareholder Services” section, under “Additional Information on How To Open An Account”, the  paragraph regarding “Corporate Accounts” under the heading “A. Non-Retirement Accounts” is deleted and replaced with the following:

Corporate/Entity Accounts.  Corporate/Entity Accounts may be opened for corporations and other legal entities that are organized in the U.S.  The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers.  We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the beneficial owner(s) of the entity, a person with significant responsibility to control, manage, or direct the entity, and the authorized person(s) for the entity.  The accounts of publicly traded corporations are exempt from some of these requirements.  We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account.  A First Investors Funds Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.
14.
In Part II of the First Investors Equity Funds SAI and the First Investors Income Funds SAI, in the “ Additional Information Concerning Purchases, Redemptions, Pricing, And Shareholder Services” section, under “Web Access”, the tenth bullet point is deleted and replaced with the following:

•
From our web site home page, click on “Login” on the upper right side of the page, and then click on “Client Access”.  In the “Login Box” on the left side of the page, click on “Need to register?” or click registering online in the body of the text regarding setting up online access.  Enter the required personal information.

* * * * *
Please retain this Supplement for future reference.

IES518